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                                                                   Exhibit 10.13

                         AGREEMENT AND PLAN OF MERGER

     THIS AGREEMENT AND PLAN OF MERGER, dated this 16/th/ day of December, 1997, pursuant to Section 252 of the General Corporation Law of the State of Delaware and Section 14-2-1101 of the Georgia Business Corporations Code, between Premier Graphics, Inc. ("Premier" or "Surviving Corporation"), a Delaware corporation and King Mailing Services, Inc. ("King" or "Merged Corporation"), a Georgia corporation (the "Agreement").

     WITNESSETH that:

     WHEREAS, all of the constituent corporations desire to merge into a single corporation; and

     NOW, THEREFORE, the corporations, parties to this Agreement, in consideration of the mutual covenants, agreements and provisions hereinafter contained, do hereby prescribe the terms and conditions of said merger and mode of carrying the same into effect as follows:

     FIRST:    Premier, hereby merges into itself King and King shall be and hereby is merged into Premier, which shall be the Surviving Corporation.

     SECOND:   The Certificate of Incorporation and Bylaws of Premier, as in
effect on the date of merger provided for in this Agreement, shall continue in full force and effect as the Certificate of Incorporation of the corporation surviving this merger.

     THIRD:    The Certificate of Incorporation of Premier, is set forth in its entirety and attached hereto as Exhibit A, and all the terms and provisions thereof are hereby incorporated in this Agreement and made a part hereof with the same force and effect as if herein set forth in full; and, from and after the effective date of the merger and until further amended as provided by law, said Exhibit A, separate and apart from this Agreement and Plan of Merger shall be, and may be separately
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certified as, the Certificate of Incorporation, as amended, of the Surviving
Corporation.

     FOURTH:   The manner of converting the outstanding shares of the capital of each of the constituent corporations into the shares or other securities of the Surviving Corporation shall be as follows:

          (a) Each share of stock of the Surviving Corporation, which shall be issued and outstanding on the effective date of this Agreement, shall remain issued and outstanding.

          (b) Each share of common stock of the Merged Corporation which shall be outstanding on the effective date of this Agreement, and all rights in respect thereto shall be cancelled.

          (c) After the effective date of this Agreement, each holder of an outstanding certificate representing shares of common stock of King shall surrender the same to the Surviving Corporation and said shares shall be cancelled since at the effective time of the merger, all of the issued and outstanding shares of the constituent corporations will be owned by the same shareholder. Until so surrendered, the outstanding shares of stock of the Merged Corporation to be cancelled as provided herein, may be treated by the Surviving Corporation for all corporate purposes as evidencing the ownership of shares of the Surviving Corporation as though said surrender and exchange had taken place. After the effective date of this Agreement, each registered owner of any shares of common stock of the Merged Corporation shall have said shares cancelled.

     FIFTH:    The terms and conditions of the merger are as follows:

          (a) The Bylaws of the Surviving Corporation as they shall exist on the effective date of this Agreement shall be and remain the Bylaws of the Surviving Corporation until the

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same shall be altered, amended and repealed as therein provided.

          (b) The directors and officers of the Surviving Corporation shall continue in office until the next annual meeting of stockholders and until their successors shall have been elected and qualified.

          (c) This merger shall become effective upon filing with the Secretary of State of Delaware and Georgia.

          (d) Upon the merger becoming effective, all the property, rights, privileges, franchises, patents, trademarks, licenses, registrations and other assets of every kind and description of the Merged Corporation shall be transferred to, vested in and devolve upon the Surviving Corporation without further act or deed and all property, rights, and every other interest of the Surviving Corporation and the Merged Corporation shall be as effectively the property of the Surviving Corporation as they were of the Surviving Corporation and the Merged Corporation respectively. The Merged Corporation hereby agrees from time to time, as and when requested by the Surviving Corporation or by its successors or assigning, to secure and deliver or cause to be executed and delivered all such deeds and instruments and to take or cause to be taken such further or other action as the Surviving Corporation title to and possession of any property of the Merged Corporation acquired or to be acquired by reason of or as a result of the merger herein provided for and otherwise to carry out the intent and purposes hereof and the proper officers and directors of the Merged Corporation and the proper officers and directors of the Surviving Corporation are fully authorized in the name of the Merged Corporation or otherwise to take any and all such action.

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     SIXTH:    Anything herein or elsewhere to the contrary notwithstanding, this Agreement may be terminated and abandoned by the Board of Directors of any constituent corporation at any time prior to the date of filing this Agreement with the Secretary of State of Delaware and Georgia. This Agreement may be amended by the Board of Directors of its constituent corporations at any time prior to the date of filing this Agreement with the Secretary of State of Delaware and Georgia, provided that an amendment made subsequent to the adoption of the Agreement by the stockholders of any constituent corporation shall not
(1) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of such constituent corporation, (2) alter or change any term of the Certificate of Incorporation of the Surviving Corporation to be effected by the merger, or (3) alter or change any of the terms and conditions of the Agreement if such alteration or change would adversely affect the holders of any class or series thereof of such constituent corporation.

     IN WITNESS WHEREOF, the parties to this Agreement, pursuant to the approval and authority duly given by resolutions adopted by their respective Boards of Directors have caused these presents to be executed by the President of each party hereto as the respective act, deed and agreement of said corporation on this 16th day of December, 1997.

                                    PREMIER GRAPHICS, INC.

                                    By: /s/ John P. Miller
                                       -------------------
                                       John P. Miller, President


                                    KING MAILING SERVICES, INC.

                                    By: /s/ John P. Miller
                                       -------------------
                                       John P. Miller, President

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     I, Lance Fair, Secretary of Premier Graphics, Inc., a corporation organized and existing under the laws of the State of Delaware, hereby certify, as such Secretary that the Agreement and Plan of Merger to which this Certificate is attached, after having been first duly signed on behalf of the said corporation and having been signed on behalf of King Mailing Services, Inc., a corporation of the State of Georgia, was duly adopted pursuant to Section 228 of Title 8 of the Delaware Code by the unanimous written consent of the stockholders holding all of the issued and outstanding shares of the capital stock of the corporation, same being of the shares issued and outstanding having voting power, which Agreement and Plan of Merger was thereby adopted as the act of the stockholders of said Premier Graphics, Inc., and the duly adopted agreement and act of the said corporation.

     WITNESS my hand on this 16th day of December, 1997.

                                         /s/ Lance Fair
                                         --------------
                                         Secretary

     I, Lance Fair, Secretary of King Mailing Services, Inc., a corporation organized and existing under the laws of the State of Delaware, hereby certify, as such Secretary that the Agreement and Plan of Merger to which this Certificate is attached, after having been first duly signed on behalf of the said corporation and having been signed on behalf of Premier Graphics, Inc., a corporation of the State of Delaware, was duly adopted pursuant to Section 14-2-704 of the Georgia Business Corporations Code by the unanimous written consent of the stockholders holding all of the issued and outstanding shares of the capital stock of the corporation, same being of the shares issued and outstanding having voting power, which Agreement and Plan of Merger was thereby adopted as the act of the stockholders of said King Mailing Services, Inc., and the duly adopted agreement and act of the said corporation.

     WITNESS my hand on this 16th day of December, 1997.

                                         /s/ Lance Fair
                                         --------------
                                         Secretary

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